BNY Mellon ETF Trust II

Prospectus | July 8, 2025

BNY Mellon Enhanced Dividend and Income ETF
Ticker: BEDY

Principal U.S. Listing Exchange: The NASDAQ Stock Market LLC

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

BNY Mellon Enhanced Dividend and Income ETF	1
Fund Details

Goal and Approach	8
Investment Risks	10
Management	14
Distributor and Distribution and Service Plan	15
Additional Information

Additional Purchase and Sale Information	17
Portfolio Holdings Disclosure	18
Distributions	18
Additional Tax Information	18
General Information	22
Financial Highlights

Financial Highlights	23
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks total return (consisting of capital appreciation and income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses* (Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual fund operating expenses	0.50%

* It is currently contemplated that, effective on or about December 5, 2025, BNY Mellon Income Stock Fund (Predecessor Fund), a series of BNY Mellon Funds Trust, will be reorganized into the fund (Reorganization). The fund will commence operations upon the completion of the Reorganization and will continue the operations of the Predecessor Fund. The “Annual Fund Operating Expenses” have been restated to reflect the fund’s expected fees and expenses for the current fiscal year.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year of the Predecessor Fund, the Predecessor Fund’s portfolio turnover rate was 92.12% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities and other instruments that generate dividends or other sources of income. These investments include equity securities and equity-related investments such as dividend paying common stocks, convertible preferred stocks, equity-linked notes (ELNs), depositary receipts (ADRs), and real estate investment trusts (REITs). The fund's investment policy with respect to the investment of at least 80% of its net assets may be changed by the fund's board upon 60 days' prior notice to shareholders.

The fund's sub-adviser, Newton Investment Management North America LLC (NIMNA or sub-adviser), chooses stocks for the fund through a disciplined investment process that combines computer modeling techniques, fundamental analysis, and risk management. The sub-adviser focuses on stocks of companies that it believes are undervalued.

In selecting securities, the fund's sub-adviser first uses a proprietary computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

• intrinsic value: the sub-adviser analyzes a company's traditional measures, such as price-to-earnings ratio, price-to-book ratio, price-to-sales ratio, and cash flows to determine if the company is priced below its intrinsic value;

• sound business fundamentals: the sub-adviser analyzes a company's balance sheet, income, and cash flow data to determine the company's financial history and current status;

• positive business momentum: the sub-adviser analyzes momentum factors, including, but not limited to, improving earnings expectations (e.g., company earnings being revised higher), company cash flow generation that is positive and growing, and growth in both sales and earnings, and momentum catalysts (which will usually be unique to the investment opportunity and can be company-specific (e.g., a change in company management, a business combination/divestiture, a new product launch) or industry-wide (e.g., regulatory changes)), to determine whether a company's business momentum is expected to be short-term in nature and already reflected in the company's stock price, or expected to lead to longer-term stock price appreciation; and

• income: the sub-adviser believes a company's dividend yield and potential for future dividend growth can contribute to the fund's total return.

Next, based on fundamental analysis, the fund's sub-adviser generally identifies the most attractive of the higher ranked securities, drawing on a variety of sources, including internal research, as well as Wall Street research, and company management. Finally, the fund's sub-adviser manages risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry.

The sub-adviser's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Russell 1000® Value Index, an index that measures the performance of the large capitalization value segment of the U.S. equity universe. The fund's portfolio allocations, however, may differ from those of the Russell 1000 Value Index and the fund may at times overweight certain sectors in attempting to achieve higher yields.

The fund may invest in stocks of companies with any market capitalization, but focuses on stocks of large-capitalization companies (companies that, at the time of purchase, have market capitalizations of $5 billion or more).

The fund may invest up to 10% of its net assets, at the time of purchase, in equity linked notes (ELNs). ELNs are investment products structured as notes that are issued by counterparties, including banks, broker-dealers or their affiliates. The fund intends to invest in ELNs that have some or all of the following economic components:

(i) An options strategy that involves writing (selling) call options on a reference security (usually an individual stock, a basket of stocks, or a stock index). A written call option gives the holder or buyer of the option the right to purchase the underlying security from the writer or seller of the option at a predetermined price within a specified time frame. The writer of the option receives a premium from the buyer for selling the call option. The writer of the option is obligated to sell the reference security to the buyer at the predetermined price if the buyer exercises the option within the specified time frame. A written call option provides a premium as a form of income, but may result in a loss if the price of the reference security is above the strike price. The options strategy may also include purchasing a corresponding call option on the reference security at a higher strike price than the written call option. The purchase of such call options is designed to limit potential losses incurred from writing call options due to appreciation of the reference security. The purchase of a call option requires the payment of a premium.

(ii) A futures strategy on a reference security designed to offset or partially offset the opportunity cost of the fund not being fully invested in the equity market (i.e., the amount of fund assets invested in the note). The futures strategy may also be used to offset or partially offset potential losses incurred from writing call options due to appreciation of a written call option's reference security. The futures strategy, however, may be on a reference security that differs from the reference security involved with the writing of call options.

(iii) A fixed-income component paying a stated interest rate.

The ELNs in which the fund invests are designed to provide distributable income to the fund. The rate of distributable income is adjusted periodically, based on the interest rate income of the fixed-income component of the ELN and the premiums from the ELN's options writing strategy. Such income may reduce the fund's volatility by offsetting potential losses incurred by the equity portion of the fund's portfolio and/or any futures strategy of an ELN. Investments in ELNs, however, may also reduce the fund's ability to fully profit from being entirely invested in a portfolio of equity securities. Each ELN will be structured such that the fund's maximum loss on the ELN will be capped at an amount less than or equal to the principal invested in the ELN.

The fund may, from time to time, invest a significant portion (more than 20%) of its net assets in securities of companies in one or more market sectors. As of the date of this Prospectus, the fund expects to invest a significant portion of its assets in securities of companies in the financial sector.

The fund typically sells a security when the sub-adviser's buy rationale has changed. This might be because the target price has been reached or the sub-adviser believes that there has been a negative change in the fundamental factors surrounding the company, such as a loss of competitive advantage, a failure in management execution, or deteriorating capital structure. As a result of its investment approach, the fund may experience a high portfolio turnover rate.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing: Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry. Holders of common stock incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of holders of debt obligations or preferred stock issued by the issuer.  In addition, holders of common stock generally have a lower priority in reorganization and bankruptcy proceedings than holders of debt obligations or preferred stock.

• Value stock risk: Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Large-cap stock risk: By focusing on large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of smaller capitalization companies during periods when the stocks of such companies are in favor. Compared to small- and mid-capitalization companies, large-capitalization companies may be less responsive to changes and opportunities affecting their business. In addition, large-capitalization companies may be subject to greater regulation than small- and mid-capitalization companies.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the fund and its investments. To the extent the fund may overweight its investments in certain countries, companies, industries or sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Dividend-paying stock risk: There is no guarantee that the issuers of the stocks held by the fund will pay dividends in the future or that, if dividends are paid, they will remain at their current levels or increase over time. The fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

• Convertible preferred stock risk. Convertible preferred stock is a class of a capital stock that typically pays dividends at a specified rate.  In addition, convertible preferred stock may be converted into a fixed number of shares of common stock after a predetermined date. Convertible preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer.  Convertible preferred shares do not usually come with voting rights. Convertible preferred stock typically trades at a premium over regular preferred shares and may also carry a comparatively lower dividend rate. The market value of convertible preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the convertible preferred stock. In addition, because of the conversion feature, the market value of convertible preferred stock tends to vary with fluctuations in the market value of the underlying common stock.

• ADR risk: ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR.

• REIT risk: Investments in REITs expose the fund to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940, as amended (1940 Act). To the extent a REIT owns properties of, or makes loans to, companies concentrated in a particular industry or geographic region, the REIT will also be subject to risks affecting such industries and regions. When the fund invests in a REIT, shareholders of the fund will bear indirectly their proportionate share of the expenses of the REIT in addition to expenses of the fund.

• ELN risk: The fund's investment in an ELN involves risks related to the economic components underlying the ELN. ELNs in which the fund invests will write call options on reference securities. An ELN in which the fund invests will receive a premium from the buyer for selling the call option; however, the ELN may experience a loss if the price of the reference security appreciates above the strike price. To limit potential losses due to a reference security appreciating above the strike price, the ELN may purchase a corresponding call option on the reference security. The purchase of a call option requires the payment of a premium, regardless of whether the ELN exercises or does not exercise the call option. An ELN in which the fund may invest may also utilize futures contracts on a reference security. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the futures and the price of the reference security. If the value of a reference security underlying a call option or futures contract moves in an unexpected manner, the fund may realize losses on its investment in an ELN, which could be significant and could include the entire principal investment. The reference securities of the futures strategy and written call options strategy in the same ELN may be the same or may differ. In either case, the ELN could incur losses on both the futures strategy and the written call options strategy. Due to the utilization of options and futures, an ELN may be sensitive to leverage risk. In addition, since ELNs are in note form, ELNs are also subject to certain fixed income securities risks, such as credit or counterparty risk. Investment in an ELN is subject to the risk that the issuer will fail to make payments when due or default completely. The value of an ELN may be adversely affected if the issuer is subject to an actual or perceived deterioration in its credit quality. Investments in ELNs are also subject to liquidity risk, meaning that ELNs may be difficult to sell and value. A lack of liquidity of an ELN may also cause the value of the ELN to decline. Unlike a direct investment in equity securities, ELNs typically involve a term or expiration date, potentially increasing the fund's turnover rate, transaction costs and tax liability. The ELNs in which the fund invests are expected to be unlisted. The liquidity of an unlisted ELN is normally determined by the willingness of the issuer to repurchase the ELN. While the fund will seek to purchase ELNs only from issuers it believes to be willing to, and capable of, repurchase the ELN at a reasonable price, there can be no assurance the fund will be able to sell the ELN at such price or at all. This may impair the fund's ability to enter into other transactions at a time when doing so might be advantageous.

• Financials sector risk: Companies in the financials sector are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, thereby affecting a wide range of financial institutions and markets. Certain events in the financial services sector may cause an unusually high degree of volatility in the financial markets and cause certain financial services companies to incur large losses.

• Management risk: The investment process used by the fund's sub-adviser could fail to achieve the fund's investment goal and cause your fund investment to lose value.

• Authorized participants, market makers and liquidity providers risk: The fund has a limited number of financial institutions that may act as Authorized Participants, which are responsible for the creation and redemption activity for the fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, fund shares may trade at a material discount to net asset value and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable or unwilling to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

• Fluctuation of net asset value, share premiums and discounts risk: As with all exchange-traded funds, fund shares may be bought and sold in the secondary market at market prices. The trading prices of fund shares in the secondary market may differ from the fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

• Trading issues risk: Although fund shares are listed for trading on an exchange and may be listed or traded on other U.S. and non-U.S. stock exchanges as well, there can be no assurance that an active trading market for such fund shares will develop or be maintained. Trading in fund shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in fund shares inadvisable. In addition, trading in fund shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange "circuit breaker" rules. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the fund will continue to be met or will remain unchanged or that fund shares will trade with any volume, or at all, on any stock exchange.

• Portfolio turnover risk: The fund may engage in short-term trading which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.

Performance

It is currently contemplated that, effective on or about December 5, 2025, the Predecessor Fund will be reorganized into the fund, at which time the fund will commence operations. The performance information shown below reflects that of Class M shares of the Predecessor Fund, which has a different fee structure than the fund. The fund's investment strategies are similar to those of the Predecessor Fund; however, unlike the Predecessor Fund, the fund invests in ELNs as part of its principal investment strategies. The performance returns shown are based on the Predecessor Fund's fee structure and investment strategies. Past performance may have been different if the fund's current fee structure and investment strategies had been in place during the period.

The following bar chart and table provide some indication of the risks of investing in the fund. Performance results shown in the bar chart and the performance table below reflect the performance of Class M shares of the Predecessor Fund. The bar chart shows changes in the Predecessor Fund's performance from year to year. The table compares the average annual total returns of the Predecessor Fund to those of the Russell 1000® Index, the broad-based benchmark of the fund and the Predecessor Fund, the Russell 1000® Value Index, the fund's performance-based benchmark, and the Dow Jones U.S. Select Dividend™ Index (Dow Jones Index), the Predecessor Fund's former broad-based benchmark. The Predecessor Fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.  More information related to performance information may be available at www.bny.com/investments.

Year-by-Year Total Returns as of 12/31 each year (%)
Predecessor Fund – Class M Shares

During the periods shown in the chart: Best Quarter 2020, Q4: 20.85 Worst Quarter 2020, Q1: -33.20

The year-to-date total return of the Predecessor Fund's Class M shares as of March 31, 2025 was 3.18%.

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns as of 12/31/24
Predecessor Fund – Class M	1 Year	5 Years	10 Years
Returns before taxes	14.60%	11.01%	10.40%
Returns after taxes on distributions	9.01%	6.90%	7.10%
Returns after taxes on distributions and sale of fund shares	11.93%	8.06%	7.67%
Russell 1000® Index (reflects no deductions for fees, expenses or taxes)*	24.51%	14.28%	12.87%
Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	14.37%	8.68%	8.49%
Dow Jones Index (reflects no deductions for fees, expenses or taxes)	16.62%	8.86%	9.38%

* In accordance with regulatory changes requiring the Predecessor Fund's primary benchmark to represent the overall applicable market, the Predecessor Fund's primary prospectus benchmark changed to the indicated benchmark effective as of August 31, 2024.

Portfolio Management

The fund's investment adviser is BNY Mellon ETF Investment Adviser, LLC and the fund's sub-adviser is Newton Investment Management North America LLC (NIMNA), an affiliate of the Adviser.

John C. Bailer, CFA, Brian C. Ferguson, and Keith Howell are the fund's primary portfolio managers. Mr. Bailer is Deputy Head of Equity Income and Messrs. Ferguson and Howell are portfolio managers at NIMNA. Messrs. Bailer, Ferguson and Howell have been portfolio managers of the Predecessor Fund since December 2011, December 2015, and September 2021, respectively. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the fund's portfolio.

Purchase and Sale of Fund Shares

The fund will issue (or redeem) fund shares to certain institutional investors known as "Authorized Participants" (typically market makers or other broker-dealers) only in large blocks of fund shares known as "Creation Units." Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the fund and/or cash.

Individual fund shares may only be purchased and sold on The NASDAQ Stock Market LLC, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because fund shares trade at market prices rather than at net asset value, fund shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the "bid-ask spread"). When available, recent information regarding the fund's net asset value, market price, premiums and discounts, and bid-ask spreads will be available at www.bny.com/investments.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an individual retirement account (IRA), Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Details

Goal and Approach

The fund seeks total return (consisting of capital appreciation and income). The fund's investment objective may be changed by the fund's board without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities and other instruments that generate dividends or other sources of income. These investments include equity securities and equity-related investments such as dividend paying common stocks, convertible preferred stocks, equity-linked notes (ELNs), depositary receipts (ADRs), and real estate investment trusts (REITs). The fund's investment policy with respect to the investment of at least 80% of its net assets may be changed by the fund's board upon 60 days' prior notice to shareholders.

The fund's sub-adviser, NIMNA, chooses stocks for the fund through a disciplined investment process that combines computer modeling techniques, fundamental analysis, and risk management. The sub-adviser focuses on stocks of companies that it believes are undervalued.

In selecting securities, the fund's sub-adviser first uses a proprietary computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

• intrinsic value: the sub-adviser analyzes a company's traditional measures, such as price-to-earnings ratio, price-to-book ratio, price-to-sales ratio, and cash flows to determine if the company is priced below its intrinsic value;

• sound business fundamentals: the sub-adviser analyzes a company's balance sheet, income, and cash flow data to determine the company's financial history and current status;

• positive business momentum: the sub-adviser analyzes momentum factors, including, but not limited to, improving earnings expectations (e.g., company earnings being revised higher), company cash flow generation that is positive and growing, and growth in both sales and earnings, and momentum catalysts (which will usually be unique to the investment opportunity and can be company-specific (e.g., a change in company management, a business combination/divestiture, a new product launch) or industry-wide (e.g., regulatory changes)), to determine whether a company's business momentum is expected to be short-term in nature and already reflected in the company's stock price, or expected to lead to longer-term stock price appreciation; and

• income: the sub-adviser believes a company's dividend yield and potential for future dividend growth can contribute to the fund's total return.

Next, based on fundamental analysis, the fund's sub-adviser generally identifies the most attractive of the higher ranked securities, drawing on a variety of sources, including internal research, as well as Wall Street research, and company management. Finally, the fund's sub-adviser manages risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry.

The sub-adviser's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Russell 1000® Value Index, an index that measures the performance of the large capitalization value segment of the U.S. equity universe. The fund's portfolio allocations, however, may differ from those of the Russell 1000 Value Index and the fund may at times overweight certain sectors in attempting to achieve higher yields.

The fund may invest in stocks of companies with any market capitalization, but focuses on stocks of large-capitalization companies (companies that, at the time of purchase, have market capitalizations of $5 billion or more).

The fund may invest up to 10% of its net assets, at the time of purchase, in equity linked notes (ELNs). ELNs are investment products structured as notes that are issued by counterparties, including banks, broker-dealers or their affiliates. The fund intends to invest in ELNs that have some or all of the following economic components:

(i) An options strategy that involves writing (selling) call options on a reference security (usually an individual stock, a basket of stocks, or a stock index). A written call option gives the holder or buyer of the option the right to purchase the underlying security from the writer or seller of the option at a predetermined price within a specified time frame. The writer of the option receives a premium from the buyer for selling the call option. The writer of the option is obligated to sell the reference security to the buyer at the predetermined price if the buyer exercises the option within the specified time frame. A written call option provides a premium as a form of income, but may result in a loss if the price of the reference security is above the strike price. The options strategy may also include purchasing a corresponding call option on the reference security at a higher strike price than the written call option. The purchase of such call options is designed to limit potential losses incurred from writing call options due to appreciation of the reference security. The purchase of a call option requires the payment of a premium.

(ii) A futures strategy on a reference security designed to offset or partially offset the opportunity cost of the fund not being fully invested in the equity market (i.e., the amount of fund assets invested in the note). The futures strategy may also be used to offset or partially offset potential losses incurred from writing call options due to appreciation of a written call option's reference security. The futures strategy may, however, be on a reference security that differs from the reference security involved with the writing of call options.

(iii) A fixed-income component paying a stated interest rate.

The ELNs in which the fund invests are designed to provide distributable income to the fund. The rate of distributable income is adjusted periodically, based on the interest rate income of the fixed-income component of the ELN and the premiums from the ELN's options writing strategy. Such income may reduce the fund's volatility by offsetting potential losses incurred by the equity portion of the fund's portfolio and/or any futures strategy of an ELN. Investments in ELNs, however, may also reduce the fund's ability to fully profit from being entirely invested in a portfolio of equity securities. Each ELN will be structured such that the fund's maximum loss on the ELN will be capped at an amount less than or equal to the principal invested in the ELN.

The fund may, from time to time, invest a significant portion (more than 20%) of its net assets in securities of companies in one or more market sectors. As of the date of this Prospectus, the fund expects to invest a significant portion of its assets in securities of companies in the financial sector.

The fund typically sells a security when the sub-adviser's buy rationale has changed. This might be because the target price has been reached or the sub-adviser believes that there has been a negative change in the fundamental factors surrounding the company, such as a loss of competitive advantage, a failure in management execution, or deteriorating capital structure. As a result of its investment approach, the fund may experience a high portfolio turnover rate.

Although not a principal investment strategy, the fund may lend its portfolio securities to brokers, dealers and other financial institutions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

Under adverse market conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding cash or investing, without limit, in U.S. Treasury securities or money market instruments. When this allocation happens, the fund may not achieve its investment objective.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the fund's Statement of Additional Information (SAI).

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

The fund is subject to the following principal risks:

• Risks of stock investing: Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry. Holders of common stock incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of holders of debt obligations or preferred stock issued by the issuer.  In addition, holders of common stock generally have a lower priority in reorganization and bankruptcy proceedings than holders of debt obligations or preferred stock.

• Value stock risk: Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Large-cap stock risk: By focusing on large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of smaller capitalization companies during periods when the stocks of such companies are in favor. Compared to small- and mid-capitalization companies, large-capitalization companies may be less responsive to changes and opportunities affecting their business. In addition, large-capitalization companies may be subject to greater regulation than small- and mid-capitalization companies. A company with a large market capitalization relative to the market in a particular country or region may not have a large capitalization relative to the market in another country or region or the global market generally.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the fund and its investments. To the extent the fund may overweight its investments in certain countries, companies, industries or sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Dividend-paying stock risk: There is no guarantee that the issuers of the stocks held by the fund will pay dividends in the future or that, if dividends are paid, they will remain at their current levels or increase over time. The fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

• Convertible preferred stock risk: Convertible preferred stock is a class of a capital stock that typically pays dividends at a specified rate. In addition, convertible preferred stock may be converted into a fixed number of shares of common stock after a predetermined date. Convertible preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. Convertible preferred shares do not usually come with voting rights. Most convertible preferred stock is converted at the request of the shareholder, but sometimes there is a provision that allows the company, or issuer, to force the conversion. If common shares trade above the conversion price, convertible preferred shareholders may find it worthwhile to convert their stock to common shares. Shareholders who convert their shares give up their rights as preferred shareholders (no fixed dividend or higher claim on assets). Convertible preferred stock typically trades at a premium over regular preferred shares and may also carry a comparatively lower dividend rate. The market value of convertible preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the convertible preferred stock. In addition, because of the conversion feature, the market value of convertible preferred stock tends to vary with fluctuations in the market value of the underlying common stock.

• ADR risk: ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. The fund may invest in ADRs through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the ADRs with respect to the deposited securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if such instruments were sponsored by the issuer.

• REIT risk: Investments in REITs expose the fund to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act. To the extent a REIT owns properties of, or makes loans to, companies concentrated in a particular industry or geographic region, the REIT will also be subject to risks affecting such industries and regions. When the fund invests in a REIT, shareholders of the fund will bear indirectly their proportionate share of the expenses of the REIT in addition to expenses of the fund.

• ELN risk: The fund's investment in an ELN involves risks related to the economic components underlying the ELN. ELNs in which the fund invests will write call options on reference securities. An ELN in which the fund invests will receive a premium from the buyer for selling the call option; however, the ELN may experience a loss if the price of the reference security appreciates above the strike price. To limit potential losses due to a reference security appreciating above the strike price, the ELN may purchase a corresponding call option on the reference security. The purchase of a call option requires the payment of a premium, regardless of whether the ELN exercises or does not exercise the call option. An ELN in which the fund may invest may also utilize futures contracts on a reference security. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the futures and the price of the reference security. If the value of a reference security underlying a call option or futures contract moves in an unexpected manner, the fund may realize losses on its investment in an ELN, which could be significant and could include the entire principal investment. The reference securities of the futures strategy and written call options strategy in the same ELN may be the same or may differ. In either case, the ELN could incur losses on both the futures strategy and the written call options strategy. Due to the utilization of options and futures, an ELN may be sensitive to leverage risk. In addition, since ELNs are in note form, ELNs are also subject to certain fixed income securities risks, such as credit or counterparty risk. Investment in an ELN is subject to the risk that the issuer will fail to make payments when due or default completely. The value of an ELN may be adversely affected if the issuer is subject to an actual or perceived deterioration in its credit quality. Investments in ELNs are also subject to liquidity risk, meaning that ELNs may be difficult to sell and value. A lack of liquidity of an ELN may also cause the value of the ELN to decline. Unlike a direct investment in equity securities, ELNs typically involve a term or expiration date, potentially increasing the fund's turnover rate, transaction costs and tax liability. The ELNs in which the fund invests are expected to be unlisted. The liquidity of an unlisted ELN is normally determined by the willingness of the issuer to repurchase the ELN. While the fund will seek to purchase ELNs only from issuers it believes to be willing to, and capable of, repurchase the ELN at a reasonable price, there can be no assurance the fund will be able to sell the ELN at such price or at all. This may impair the fund's ability to enter into other transactions at a time when doing so might be advantageous.

• Financials sector risk: Companies in the financials sector are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial services sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operation. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

• Management risk: The investment process and techniques used by the fund's sub-adviser could fail to achieve the fund's investment goal, may cause your fund investment to lose value or may cause the fund to underperform other funds with similar investment goals.

• Authorized participants, market makers and liquidity providers risk: The fund has a limited number of financial institutions that may act as Authorized Participants, which are responsible for the creation and redemption activity for the fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, fund shares may trade at a material discount to net asset value and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable or unwilling to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

• Fluctuation of net asset value, share premiums and discounts risk: The net asset value of fund shares will generally fluctuate with changes in the market value of the fund's securities holdings. The market prices of fund shares will generally fluctuate in accordance with changes in the fund's net asset value and supply and demand of fund shares on the exchange. It cannot be predicted whether fund shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for fund shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the underlying portfolio trading individually or in the aggregate at any point in time. The market prices of fund shares may deviate significantly from the net asset value of fund shares during periods of market volatility. However, given that fund shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the net asset value of fund shares should not be sustained over long periods. While the creation/redemption feature is designed to make it likely that fund shares normally will trade close to the fund's net asset value, disruptions to creations and redemptions or market volatility may result in trading prices that differ significantly from the fund's net asset value. If an investor purchases fund shares at a time when the market price is at a premium to the net asset value of fund shares or sells at a time when the market price is at a discount to the net asset value of fund shares, then the investor may sustain losses.

• Trading issues risk: Although fund shares are listed for trading on an exchange and may be listed or traded on other U.S. and non-U.S. stock exchanges as well, there can be no assurance that an active trading market for such fund shares will develop or be maintained. Trading in fund shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in fund shares inadvisable. In addition, trading in fund shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange "circuit breaker" rules. Similar to the shares of operating companies listed on a stock exchange, fund shares may be sold short and are therefore subject to the risk of increased volatility in the trading price of the fund's shares. While the fund expects that the ability of Authorized Participants to create and redeem fund shares at net asset value should be effective in reducing any such volatility, there is no guarantee that it will eliminate the volatility associated with such short sales. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the fund will continue to be met or will remain unchanged or that fund shares will trade with any volume, or at all, on any stock exchange.

• Portfolio turnover risk: The fund may engage in short-term trading which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.

Non-Principal Investment Risks. In addition to the principal risks described above, the fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the fund:

• Cash transaction risk: To the extent the fund sells portfolio securities to meet some or all of a redemption request with cash, the fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in kind. As a result, the fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. Additionally, the fund may incur additional brokerage costs related to buying and selling securities if it utilizes cash as part of a creation or redemption transaction than it would if the fund had transacted entirely in-kind. The fund imposes transaction fees to offset all or a part of the costs associated with utilizing cash as part of a creation or redemption transaction. To the extent that the transaction fees do not offset the costs associated with a cash transaction, the fund's performance may be negatively impacted.

• Costs of buying and selling shares risk: Investors buying or selling fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of fund shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for fund shares (the "bid" price) and the price at which an investor is willing to sell fund shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid/ask spread." The bid/ask spread varies over time for fund shares based on trading volume and market liquidity, and is generally lower if fund shares have more trading volume and market liquidity and higher if fund shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling fund shares, including bid/ask spreads, frequent trading of fund shares may significantly reduce investment results and an investment in fund shares may not be advisable for investors who anticipate regularly making small investments.

• Small and midsize company risk: Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Securities lending risk: The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

• Temporary investment risk: Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and/or money market securities, or hold cash. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund's investments may not be consistent with its principal investment strategy, and the fund may not achieve its investment objective.

Management

Investment Adviser

The investment adviser for the fund is BNY Mellon ETF Investment Adviser, LLC, located at 201 Washington Street, Boston, Massachusetts 02108. The Adviser serves as investment adviser to fourteen funds, and as of March 31, 2025, oversees approximately $7.8 billion in assets. The fund will pay the Adviser a management fee at an annual rate of 0.50% of the value of the fund's average daily net assets.

The fund's management agreement provides that the Adviser will pay substantially all expenses of the fund, except for the management fees, payments under the fund's 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with any securities lending program to be adopted by the fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.

The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses. Any such voluntary waiver or reimbursement may be eliminated by the Adviser at any time.

The Adviser is an investment adviser registered with the SEC as such pursuant to the Investment Advisers Act of 1940. The Adviser is the primary ETF business, and a wholly-owned subsidiary, of The Bank of New York Mellon Corporation (BNY), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY delivers informed investment management and investment services in 35 countries. BNY is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. As of March 31, 2025, BNY had $53.1 trillion in assets under custody and administration and $2.0 trillion in assets under management. BNY is the corporate brand of The Bank of New York Mellon Corporation and may be used to reference the corporation as a whole and/or its various subsidiaries. BNY Investments is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bny.com/investments.

The asset management philosophy of the Adviser is based on the belief that discipline and consistency are important to investment success. For each fund in the trust, the Adviser seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Sub-Adviser

The Adviser has engaged its affiliate, Newton Investment Management North America LLC, located at 201 Washington Street, Boston, MA 02108, to serve as the fund's sub-adviser. NIMNA is an indirect wholly owned subsidiary of BNY registered in the United States with the Securities and Exchange Commission as an investment adviser. As of March 31, 2025, NIMNA had approximately $58.7 billion in assets under management. NIMNA, subject to the Adviser's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the fund's investments.

NIMNA has entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (NIM), to enable NIM to provide certain advisory services to NIMNA for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of NIMNA and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978 and, as of March 31, 2025, had approximately $40.1 billion in assets under management. NIM is an indirect subsidiary of BNY regulated by the Financial Conduct Authority in the United Kingdom and registered in the United States with the Securities and Exchange Commission as an investment adviser.

A discussion regarding the basis for the board's approval of the fund's advisory agreement with the Adviser, the sub-investment advisory agreement between the Adviser and NIMNA on behalf of the fund, and the sub-sub-investment advisory agreement between NIMNA and NIM will be available in the fund's Form N-CSR for the six month period ended February 28, 2026.

The Adviser has obtained from the SEC an exemptive order, upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the fund's board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated or affiliated with the Adviser without obtaining shareholder approval. The exemptive order also relieves the fund from disclosing the sub-investment advisory fee paid by the Adviser to a sub-adviser in documents filed with the SEC and provided to shareholders. The fund is required to disclose (as a dollar amount and a percentage of the fund's assets) (1) the aggregate fees paid to the Adviser and any wholly-owned sub-adviser and (2) the aggregate fees paid to affiliated (i.e., less than wholly-owned) and unaffiliated sub-advisers. The Adviser has ultimate responsibility (subject to oversight by the fund's board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the fund's board. The fund's board, including a majority of the "non-interested" board members, must approve each new sub-adviser. In addition, the fund is required to provide shareholders with information about each new sub-adviser within 90 days of the hiring of any new sub-adviser.

The Adviser or BNY Mellon Securities Corporation (BNYSC), the fund's distributor, may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services that facilitate investment in the fund. Such payments are separate from any 12b-1 fees and/or other expenses that may be paid by the fund. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to financial intermediaries, including affiliates, that provide sub-administration and/or recordkeeping services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from the Adviser's or BNYSC's own resources to financial intermediaries that make shares of the fund available to their clients, develop new products that feature the fund, create educational content about the fund, or otherwise promote the fund or include the fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, the Adviser or BNYSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

Portfolio Managers

John C. Bailer, CFA, Brian C. Ferguson, and Keith Howell are the fund's primary portfolio managers, and are jointly and primarily responsible for managing the fund's portfolio. Mr. Bailer is Deputy Head of Equity Income and has been employed by NIMNA or a predecessor company of NIMNA since 1992. Mr. Bailer has been a portfolio manager of the Predecessor Fund since December 2011. Mr. Ferguson is a portfolio manager and has been employed by NIMNA or a predecessor company of NIMNA since 1997. Mr. Ferguson has been a portfolio manager of the Predecessor Fund since December 2015. Mr. Howell is a portfolio manager and has been employed by NIMNA or a predecessor company of NIMNA since 2006. Mr. Howell has been a portfolio manager of the Predecessor Fund since September 2021.

The fund's SAI provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

Code of Ethics

The fund, the Adviser, NIMNA, NIM, and BNY Mellon Securities Corporation (BNYSC) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees is done in a manner that does not disadvantage the fund or other client accounts.

Distributor and Distribution and Service Plan

BNYSC, a wholly-owned subsidiary of BNY, serves as the fund's distributor. BNYSC does not distribute fund shares in less than creation units, nor does it maintain a secondary market in fund shares. BNYSC may enter into selected agreements with other broker-dealers or other qualified financial institutions for the sale of creation units of fund shares. BNYSC also serves as distributor for other affiliated mutual funds.

The board of trustees of the trust has adopted a distribution and service plan (Plan), pursuant to Rule 12b-1 under the 1940 Act for the fund.

Under the Plan, the fund is authorized to pay fees in connection with the sale and distribution of its shares in an amount up to 0.25% of the fund's average daily net assets each year. No payments pursuant to the Plan will be made through at least the first twelve (12) months of operation. Additionally, the implementation of any such payments would have to be approved by the board prior to implementation. Because these fees would be paid out of the fund's assets on an ongoing basis, if payments are made in the future, these fees will increase the cost of your investment and will cost you more over time.

Additional Information

Additional Purchase and Sale Information

Fund shares are listed for secondary trading on The NASDAQ Stock Market LLC and individual fund shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. An exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell fund shares in the secondary market, you will pay the secondary market price for fund shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The trading prices of fund shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the fund's net asset value, which is calculated at the end of each business day (normally 4:00 p.m. Eastern time). Fund shares will trade on an exchange at market prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of fund shares. The trading prices of fund shares may deviate significantly from the fund's net asset value during periods of market volatility. Given, however, that fund shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained over long periods. Each business day, the following information will be available at www.bny.com/investments with respect to the fund: (i) information for each portfolio holding that will form the basis of the next calculation of the fund's net asset value per fund share; (ii) the fund's net asset value per fund share, market price, and premium or discount, each as of the end of the prior business day; (iii) a table showing the number of days the fund's shares traded at a premium or discount during the most recently completed calendar year and the most recently completed calendar quarter since that year (or the life of the fund, if shorter); (iv) a line graph showing fund share premiums or discounts for the most recently completed calendar year and the most recently completed quarter since that year (or the life of the fund, if shorter); (v) the fund's median bid-ask spread over the last thirty calendar days (when available); and (vi) if during the past year the fund's premium or discount was greater than 2% for more than seven consecutive trading days, a statement that the fund's premium or discount, as applicable, was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to the premium or discount.

The NASDAQ Stock Market LLC will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value (IOPV) relating to the fund. The IOPV calculations are estimates of the value of the fund's net asset value per fund share. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a "real-time" update of the net asset value per fund share. The IOPV is based on the current market value of the published basket of portfolio securities and/or cash required to be deposited in exchange for a Creation Unit and does not necessarily reflect the precise composition of the fund's actual portfolio at a particular point in time. Moreover, the IOPV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries and valuations based on current market rates. The IOPV may not be calculated in the same manner as the net asset value, which (i) is computed only once a day, (ii) unlike the calculation of the IOPV, takes into account fund expenses, and (iii) may be subject, in accordance with the requirements of the 1940 Act, to fair valuation at different prices than those used in the calculations of the IOPV. The IOPV price is based on quotes and closing prices from the securities' local market converted into U.S. dollars at the current currency rates and may not reflect events that occur subsequent to the local market's close. Therefore, the IOPV may not reflect the best possible valuation of the fund's current portfolio. Neither the fund nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

The fund does not impose any restrictions on the frequency of purchases and redemptions; however, the fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the fund's investment strategy, or whether they would cause the fund to experience increased transaction costs. The board considered that, unlike traditional mutual funds, fund shares are issued and redeemed only in large quantities of shares known as Creation Units, available only from the fund directly, and that most trading in the fund occurs on exchanges at prevailing market prices and does not involve the fund directly. Given this structure, the board determined that it is unlikely that (a) market timing would be attempted by the fund's shareholders or (b) any attempts to market time the fund by shareholders would result in negative impact to the fund or its shareholders.

Portfolio Holdings Disclosure

The fund's portfolio holdings disclosure policy is described in the SAI. In addition, the identities and quantities of the securities held by the fund are disclosed on the fund's website, www.bny.com/investments.

Distributions

Each fund shareholder is entitled to the shareholder's pro rata share of the fund's income and net realized gains on the fund' s investments. The fund intends to pay out substantially all of its net earnings to its shareholders as "distributions."

The fund may earn income dividends from stocks, interest from debt securities and, if participating, securities lending income. These amounts, net of expenses and taxes (if applicable), are passed along to fund shareholders as "income dividend distributions." The fund will generally realize short-term capital gains or losses whenever it sells or exchanges assets held for one year or less. Net short-term capital gains will generally be treated as ordinary income when distributed to shareholders. The fund will generally realize long-term capital gains or losses whenever it sells or exchanges assets held for more than one year. Net capital gains (the excess of the fund's net long-term capital gains over its net short-term capital losses) are distributed to shareholders as "capital gain distributions."

Income dividend distributions, if any, for the fund are generally distributed to shareholders monthly, but may vary significantly from period to period. Net capital gains for the fund are distributed at least annually. Dividends may be declared and paid more frequently or at any other time to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").

Distributions in cash may be reinvested automatically in additional whole fund shares only if the broker through whom you purchased fund shares makes such option available. Distributions which are reinvested will nevertheless be taxable to the same extent as if such distributions had not been reinvested (unless you are investing through an IRA, retirement plan or other U.S. tax-advantaged investment plan).

Additional Tax Information

The following discussion is a summary of certain important U.S. federal income tax considerations generally applicable to an investment in the fund. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the fund, or the tax consequences of an investment in the fund. An investment in the fund may have other tax implications. Please consult a tax advisor about the applicable federal, state, local, foreign or other tax laws. Investors, including non-U.S. investors, may wish to consult the SAI tax section for additional disclosure.

Tax Status of the Fund. The fund intends to elect and intends to qualify for the special tax treatment afforded a regulated investment company ("RIC") under the Code. If the fund meets certain minimum distribution requirements, as a RIC it is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, if the fund fails to qualify as a RIC or to meet minimum distribution requirements, it would result in fund-level taxation if certain relief provisions were not available, and consequently a reduction in income available for distribution to shareholders. Unless you are a tax-exempt entity or your investment in the fund's shares is made through a tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the fund makes distributions, you sell fund shares and you purchase or redeem Creation Units (Authorized Participants only).

Taxes on Distributions.

In general, distributions are subject to federal income tax when they are paid, whether the distributions are taken in cash or reinvested in the fund. The income dividends and short-term capital gains distributions received from the fund will be taxed as either ordinary income or qualified dividend income. Distributions from the fund's short-term capital gains are generally taxable as ordinary income. Subject to certain limitations, dividends that are reported by the fund as qualified dividend income are taxable to non-corporate shareholders at rates of up to 20%. Any distributions of the fund's net capital gains are taxable as long-term capital gain regardless of how long fund shares have been owned by an investor. Long-term capital gains are generally taxed to non-corporate shareholders at rates of up to 20%. Distributions in excess of the fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of the investor' basis in the fund's shares, and, in general, as capital gain thereafter.

In general, dividends may be reported by the fund as qualified dividend income if they are attributable to qualified dividend income received by the fund, which, in general, includes dividend income from taxable U.S. corporations and certain foreign corporations (i.e., certain foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and certain other foreign corporations if the stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States), provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend generally will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held by the fund for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend. These holding period requirements will also apply to investor ownership of fund shares. Holding periods may be suspended for these purposes for stock that is hedged. It is expected that dividends received by the fund from a REIT and distributed from the fund to a shareholder generally will not be treated as qualified dividend income. Additionally, income derived in connection with the fund's securities lending activities will not be treated as qualified dividend income. Certain of the fund's investment strategies may limit its ability to distribute dividends eligible to be treated as qualified dividend income.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their "net investment income," which includes taxable interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized upon the sale of fund shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the fund that are attributable to dividends received by the fund from U.S. corporations, subject to certain limitations. The fund's investment strategies may significantly limit its ability to distribute dividends eligible for the dividends-received deduction for corporations.

If an investor lends fund shares pursuant to securities lending arrangements, the investor may lose the ability to treat fund dividends (paid while the fund shares are held by the borrower) as qualified dividend income. Please consult a financial intermediary or tax advisor to discuss the particular circumstances.

In general, your distributions are subject to federal income tax for the year in which they are paid. However, distributions paid in January, but declared by the fund in October, November or December of the previous year, payable to shareholders of record in such a month, may be taxable to an investor in the calendar year in which they were declared.

A distribution will reduce the fund's net asset value per fund share and may be taxable to a shareholder as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital. You should note that if you purchase shares of the fund just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and generally should be avoided by taxable investors.

The fund (or your broker) will inform you of the amount of your ordinary income dividends, qualified dividend income, and net capital gain distributions shortly after the close of each calendar year.

Foreign Income Taxes. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of the fund at the close of its taxable year consist of certain foreign stocks or securities, the fund may elect to "pass through" to shareholders certain foreign income taxes (including withholding taxes) paid by the fund. If the fund makes such an election, the shareholder will be considered to have received as an additional dividend the shareholder's share of such foreign taxes, but the shareholder may be entitled to either a corresponding tax deduction in calculating the shareholder's taxable income, or, subject to certain limitations, a credit in calculating the shareholder's federal income tax. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If the fund does not so elect, the fund will be entitled to claim a deduction for certain foreign taxes incurred by the fund. Under certain circumstances, if the fund receives a refund of foreign taxes paid in respect of a prior year, the value of fund shares could be reduced or any foreign tax credits or deductions passed through to shareholders in respect of the fund's foreign taxes for the current year could be reduced.

Investments in Certain Foreign Corporations. The fund may invest in foreign entities classified as passive foreign investment companies or "PFICs" or controlled foreign corporations or "CFCs" under the Code. PFIC and CFC investments are subject to complex rules that may under certain circumstances adversely affect the fund. Accordingly, investors should consult their own tax advisors and carefully consider the tax consequences of PFIC and CFC investments by the fund before making an investment in the fund. Fund dividends attributable to dividends received from PFICs and CFCs generally will not be treated as qualified dividend income. Additional information pertaining to the potential tax consequences to the fund, and to the shareholders, from the fund's potential investment in PFICs and CFCs can be found in the SAI.

Taxation of Fund Investments. Certain of the fund's investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the fund's ability to qualify as a RIC, affect the character of gains and losses realized by the fund (e.g., may affect whether gains or losses are ordinary or capital) and affect whether dividends realized by the fund can qualify as qualified dividend income, accelerate recognition of income to the fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the fund to annually mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the fund to recognize income without receiving cash with which to make distributions to its shareholders in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The fund intends to monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve the fund's qualification for treatment as a RIC.

The fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code ("Section 1256 Contracts") as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the fund.

Offsetting positions held by the fund involving certain derivative instruments, such as options, forward contracts, futures, and ELNs, as well as its long and short positions in portfolio securities may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 Contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the amount, character and timing of the fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the fund has unrealized gains with respect to the other position in such straddle; (2) the fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and that are non-Section 1256 Contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

In general, the straddle rules described above do not apply to any straddles held by the fund if all of the offsetting positions consist of Section 1256 Contracts. The straddle rules described above also do not apply if all the offsetting positions making up a straddle consist of one or more "qualified covered call options" and the stock to be purchased under the options and the straddle is not part of a larger straddle. A qualified covered call option is generally any option granted by the fund to purchase stock it holds (or stock it acquires in connection with granting the option) if, among other things, (1) the option is traded on a national securities exchange that is registered with the SEC or other market the IRS determined has rules adequate to carry out the purposes of the applicable Code provision, (2) the option is granted more than 30 days before it expires, (3) the option is not a "deep-in-the-money option," (4) such option is not granted by an options dealer in connection with his activity of dealing in options, and (5) gain or loss with respect to the option is not ordinary income or loss.

To the extent the fund writes options that are not Section 1256 Contracts, the amount of the premium received by the fund for writing such options will generally be entirely short-term capital gain to the fund. In addition, if such an option is closed by the fund, any gain or loss realized by the fund as a result of closing the transaction will also generally be short-term capital gain or loss. If such an option is exercised any gain or loss realized by the fund upon the sale of the underlying security pursuant to such exercise will generally be short-term or long-term capital gain or loss to the fund depending on the fund’s holding period for the underlying security.

Taxation of REIT Investments. The fund may invest in U.S. REITs. "Qualified REIT dividends" (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Pursuant to proposed Treasury regulations on which the fund may rely, distributions by the fund to its shareholders that are attributable to qualified REIT dividends received by the fund and which the fund properly reports as "section 199A dividends," are treated as "qualified REIT dividends" in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The fund is permitted to report such part of its dividends as section 199A dividends as are eligible but is not required to do so. Unless later extended or made permanent, this 20% deduction will no longer be available for taxable years beginning after December 31, 2025.

REITs in which the fund invests often do not provide complete and final tax information to the fund until after the time that the fund issues a tax reporting statement. As a result, the fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the fund (or a financial intermediary, such as a broker, through which a shareholder owns shares) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

Investments in REIT equity securities may require the fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The fund's investments in REIT equity securities may at other times result in the fund's receipt of cash in excess of the REIT's earnings; if the fund distributes these amounts, these distributions could constitute a return of capital to the fund's shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will generally be taxable as ordinary income up to the amount of the REIT's current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to shareholders as a capital gain distribution. Dividends received by the fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT's current and accumulated earnings and profits.

Taxes on Share Sales. Each sale of shares of the fund will generally be a taxable event. Assuming a shareholder holds shares of the fund as capital assets, any capital gain or loss realized upon a sale of fund shares is generally treated as long-term capital gain or loss if fund shares have been held for more than one year and as short-term capital gain or loss if fund shares have been held for one year or less, except that any capital loss on the sale of fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such fund shares. Any loss realized on a sale will be disallowed to the extent shares of the fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of such shares. The ability to deduct capital losses may be limited.

Taxes on Creations and Redemptions of Creation Units. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered plus any cash paid for the Creation Units. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities and the amount of cash received. The Internal Revenue Service (IRS), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales" (for an Authorized Participant who does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. Authorized Participants exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

When creating or redeeming Creation Units, a confirmation statement will be sent showing the number of fund shares purchased or sold with the applicable share price.

The trust, on behalf of the fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the fund shares so ordered, own 80% or more of the outstanding shares of the fund and if, pursuant to Section 351 of the Code, the fund would have a basis in the securities different from the market value of the securities on the date of deposit. The trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the trust does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the fund shares so ordered, own 80% or more of the outstanding shares of the fund, the purchaser (or group of purchasers) generally will not recognize gain or loss upon the exchange of securities for Creation Units.

If the fund redeems Creation Units in cash in addition to, or in place of, the delivery of a basket of securities, it may bear additional costs and recognize more capital gains than it would if it redeems Creation Units in-kind.

Certain Tax-Exempt Investors. The fund, if investing in certain limited real estate investments, may be required to pass through certain "excess inclusion income" and other income as "unrelated business taxable income" (UBTI). Prior to investing in the fund, tax-exempt investors sensitive to UBTI should consult their tax advisors regarding this issue and IRS pronouncements addressing the treatment of such income in the hands of such investors. Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of fund shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.

Non-U.S. Investors. Ordinary income dividends paid by the fund to shareholders who are non-resident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax (other than distributions reported by the fund as interest-related dividends and short-term capital gain dividends), unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. In general, the fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest, and the fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Gains on the sale of fund shares and dividends that are, in each case, effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates.

Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Backup Withholding. The fund will be required in certain cases to withhold (as "backup withholding") on amounts payable to any shareholder who (1) has provided the fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Tax Issues. The fund may be subject to tax in certain states where the fund does business (or is treated as doing business as a result of its investments). Furthermore, in those states which have income tax laws, the tax treatment of the fund and of fund shareholders with respect to distributions by the fund may differ from federal tax treatment.

The foregoing discussion summarizes some of the consequences under current federal income tax law of an investment in the fund. It is not a substitute for personal tax advice. Consult a personal tax advisor about the potential tax consequences of an investment in the fund under all applicable tax laws.

General Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the fund. However, Rule 12d1-4 permits registered investment companies to invest in the fund beyond the limits in Section 12(d)(1), subject to certain terms and conditions, including that such investment companies enter into an agreement with the trust.

Financial Highlights

These financial highlights describe the performance of Class M shares of the Predecessor Fund for the fiscal periods indicated. Certain information reflects financial results for a single share. "Total return" shows how much an investment in Class M shares of the Predecessor Fund would have increased (or decreased) during each period, assuming all dividends and distributions were reinvested. These financial highlights have been derived from the financial statements of Class M shares of the Predecessor Fund, which have been audited, except as noted below, by KPMG LLP, the Predecessor Fund’s independent registered public accounting firm, whose reports, along with the Predecessor Fund's financial statements, are included in the Predecessor Fund’s Form N-CSR, which is available upon request.

Predecessor Fund
	Six Months Ended	Year Ended August 31,
Class M Shares	February 28, 2025 (Unaudited)	2024	2023	2022	2021	2020
Per Share Data ($):
Net asset value, beginning of period	8.20	7.80	8.84	10.36	7.34	8.70
Investment Operations:
Net investment income[a]	.06	.15	.17	.19	.18	.20
Net realized and unrealized gain (loss) on investments	.44	1.19	.79	.24	3.02	(.66)
Total from Investment Operations	.50	1.34	.96	.43	3.20	(.46)
Distributions:
Dividends from net investment income	(.07)	(.16)	(.17)	(.19)	(.18)	(.19)
Dividends from net realized gain on investments	(1.43)	(.78)	(1.83)	(1.76)	-	(.71)
Total Distributions	(1.50)	(.94)	(2.00)	(1.95)	(.18)	(.90)
Net asset value, end of period	7.20	8.20	7.80	8.84	10.36	7.34
Total Return (%)	6.40[b]	19.31	12.06	4.22	44.06	(6.38)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.91[c]	.90	.86	.83	.83	.81
Ratio of net expenses to average net assets	.91[c]	.90	.86	.83	.83	.81
Ratio of net investment income to average net assets	1.67[c]	1.95	2.15	1.99	2.02	2.53
Portfolio Turnover Rate	36.70[b]	92.12	83.54	83.04	69.79	78.02
Net Assets, end of period ($ x 1,000)	123,246	162,956	282,598	429,623	554,602	578,269

a Based on average shares outstanding.

b Not annualized.

c Annualized.

NOTES

NOTES

For More Information

BNY Mellon Enhanced Dividend and Income ETF

More information on the fund is available free upon request, including the following:

Annual/Semi-Annual Report and Financial Statements

The fund's annual and semi-annual reports describe the fund's performance and recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period covered by the report. The fund's Form N-CSR contains the fund's financial statements and lists the fund's portfolio holdings. The fund's most recent annual and semi-annual reports and other information, such as the fund's financial statements, will be available at www.bny.com/investments.

Statement of Additional Information (SAI)

The SAI provides more details about the fund and its policies. A current SAI is available at www.bny.com/investments and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

BNY Mellon ETF Trust II discloses, at www.bny.com/investments, the identities and quantities of the securities held by the fund. A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

How to Request the SAI, the Fund's Annual and Semi-Annual Reports, and Other Information about the Fund, and to Make Shareholder Inquiries

By telephone (toll-free). Call 1-833-ETF-BNYM (383-2696) (inside the U.S. only)

By mail.

BNY Mellon ETF Trust II
240 Greenwich Street
New York, New York 10286

On the Internet. Certain fund documents can be viewed online or downloaded from www.bny.com/investments.

Reports and other information about the fund are available on the EDGAR Database on the SEC's website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

No person has been authorized to give any information or to make any representations other than those contained in this prospectus in connection with the offer of shares of the fund, and, if given or made, the information or representations must not be relied upon as having been authorized by the trust or the fund. Neither the delivery of this prospectus nor any sale of shares of the fund shall under any circumstance imply that the information contained herein is correct as of any date after the date of this prospectus.

Dealers effecting transactions in shares of the fund, whether or not participating in this distribution, are generally required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

Investment Company Act file number: 811-23977

© 2025 BNY Mellon Securities Corporation 4870P0725